MS P4 11/23

FRANKLIN MUTUAL SERIES FUNDS

SUPPLEMENT DATED NOVEMBER 28, 2023

TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

EACH DATED MAY 1, 2023, OF
FRANKLIN MUTUAL GLOBAL DISCOVERY FUND AND FRANKLIN MUTUAL INTERNATIONAL VALUE FUND (EACH, A “FUND” AND COLLECTIVELY THE “FUNDS”)

1) The following sentences are added to the end of the section titled “Fund Summaries – Portfolio Managers” in each fund’s Prospectus:

Effective February 29, 2024, Katrina Dudley is anticipated to step down as portfolio manager to the Fund. At that time, Ms. Dudley will transition to a role with the Public Markets Investments organization with Franklin Templeton.

2) The following sentences are added to the end of the section titled “Fund Details – More Information on Investment Policies, Practices and Risks – Management” in each fund’s Prospectus:

Effective February 29, 2024, Katrina Dudley is anticipated to step down as portfolio manager to the Fund. At that time, Ms. Dudley will transition to a role with the Public Markets Investments organization with Franklin Templeton.

3) The following footnote is added to all references to Katrina Dudley with respect to each fund in the section of each fund’s SAI titled “Management and Other Services – Portfolio managers”:

*   Effective February 29, 2024, Katrina Dudley is anticipated to step down as portfolio manager to the Fund. At that time, Ms. Dudley will transition to a role with the Public Markets Investments organization with Franklin Templeton.

Please retain this supplement for future reference